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                                                                EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Casino Data Systems:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                            KPMG Peat Marwick LLP




Las Vegas, Nevada
July 8, 1996